As filed with the Securities and Exchange Commission on August 29, 2013.
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                                                   1933 Act File No. 333-143792
                                                    1940 Act File No. 811-22080


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[X] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                     FIRST TRUST DIVIDEND AND INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                                  FIRST TRUST

                   IMPORTANT NOTICE REGARDING YOUR INVESTMENT

                      FIRST TRUST DIVIDEND AND INCOME FUND
              (FORMERLY: FIRST TRUST ACTIVE DIVIDEND INCOME FUND)

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                                                                 August 30, 2013

Dear Shareholder:

The Board of Trustees of First Trust Dividend and Income Fund recently sent you a Notice regarding a Special Meeting of Shareholders which is scheduled for Monday, September 16, 2013 at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois. The purpose of the Shareholder Meeting is to ask for your vote on an important proposal pertaining to your investment in the Fund. Since the Shareholder Meeting requires 50% of the outstanding shares to vote in person or by proxy ("Quorum") in order to properly consider the approval of the proposal, it is extremely important that all shareholders vote.

THE FUND'S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED FOR THE PURPOSES OF QUORUM FOR THE SHAREHOLDER MEETING.

Detailed information about the proposal can be found in the proxy statement previously mailed to you. To view the proxy material electronically please log on to www.proxyvote.com and enter the control number provided on the enclosed proxy card.

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THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.
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         VOTING IS EASY AND WILL ONLY TAKE A FEW MOMENTS OF YOUR TIME.

Please take a moment now to cast your vote using one of the options listed below:
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                        Log on to www.proxyvote.com. Make sure to have the
   INTERNET enclosed proxy card available when you plan to vote your shares. You will need the control number found on your proxy card at the time you execute your vote.

 TOUCHTONE PHONE        Dial the toll-free number located on the enclosed proxy
                        card. Please have this proxy card available at the time of the call.

      MAIL Sign, date, and complete the reverse side of the enclosed proxy card and return it in the postage paid envelope provided.
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Thank you for your participation.

                                                                             OBO

                                  FIRST TRUST

                   IMPORTANT NOTICE REGARDING YOUR INVESTMENT

                      FIRST TRUST DIVIDEND AND INCOME FUND
              (FORMERLY: FIRST TRUST ACTIVE DIVIDEND INCOME FUND)

--------------------------------------------------------------------------------
                                                                 August 30, 2013

Dear Shareholder:

The Board of Trustees of First Trust Dividend and Income Fund recently sent you a Notice regarding a Special Meeting of Shareholders which is scheduled for Monday, September 16, 2013 at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois. The purpose of the Shareholder Meeting is to ask for your vote on an important proposal pertaining to your investment in the Fund. Since the Shareholder Meeting requires 50% of the outstanding shares to vote in person or by proxy ("Quorum") in order to properly consider the approval of the proposal, it is extremely important that all Shareholders vote.

THE FUND'S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED FOR THE PURPOSES OF QUORUM FOR THE SHAREHOLDER MEETING.

Detailed information about the proposal can be found in the proxy statement previously mailed to you. To view the proxy material electronically please log on to www.proxyvote.com and enter the control number provided on the enclosed proxy card.

================================================================================
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.
================================================================================

         VOTING IS EASY AND WILL ONLY TAKE A FEW MOMENTS OF YOUR TIME.

Please take a moment now to cast your vote using one of the options listed below:
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   REPRESENTATIVE       To speak with a live representative to execute your
                        vote, please call toll-free 866.751.6311.
                        Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

      INTERNET Log on to www.proxyvote.com. Make sure to have this enclosed proxy card available when you plan to vote your shares. You will need the control number found on your proxy card at the time you execute your vote.

  TOUCHTONE PHONE       Dial the toll-free number located on the enclosed proxy
                        card. Please have this proxy card available at the time of the call.

        MAIL Sign, date, and complete the reverse side of the enclosed proxy card and return it in the postage paid envelope provided.
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Thank you for your participation.

                                                                            NOBO